UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
_______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On June 13, 2023, X4 Pharmaceuticals Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2023, as supplemented on April 27, 2023.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three persons listed below as directors, each to serve until the Company’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominees	For	Withheld	Broker Non-Votes
Gary J. Bridger, Ph.D.	60,120,050	7,307,619	26,939,489
Francoise de Craecker	60,283,484	7,144,185	26,939,489
Murray W. Stewart, M.D.	60,138,639	7,289,030	26,939,489

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
94,283,872	71,919	11,367	—

Proposal 3 – Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
59,263,769	7,988,869	175,031	26,939,489

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of one year for future stockholder advisory votes on the compensation of the Company’s named executive officers. In light of this result and consistent with the Company’s recommendation, the Company’s Board of Directors has determined to hold future advisory votes on executive compensation every year. Under Section 14a-21(b) of the Securities Exchange Act of 1934, as amended, the Company will hold the next advisory vote on the frequency of such stockholder votes no later than its 2029 Annual Meeting of Stockholders. The votes cast were as follows:

1 Year	2 Years	3 Years	Abstain
60,811,809	6,157,200	396,956	61,704

Proposal 5 – Approval of the Company’s Amended and Restated 2017 Employee Stock Purchase Plan

The Company’s stockholders approved the Company’s Amended and Restated 2017 Employee Stock Purchase Plan. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
66,701,613	641,702	84,354	26,939,489

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: June 15, 2023	By:	/s/ Adam Mostafa
Adam Mostafa
Chief Financial Officer